Second Quarter 2026 Results August 4, 2026

© 2026 Lumen Technologies. All Rights Reserved. 1 Forward-Looking Statements Except for historical and factual information, the matters discussed in this presentation and other oral or written statements made by Lumen may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are identified by words such as "expects," "anticipates," "believes," "plans," "intends," "estimates," "projects," "targets," "will," "may," "could," "should," and similar expressions and include, but are not limited to, statements regarding our future financial performance and outlook; revenue trends and growth opportunities; cash flows, capital expenditures and capital allocation priorities; our modernization and simplification initiatives and anticipated cost savings; the benefits, opportunities and expected impact of the Alkira acquisition and its integration; the development and adoption of our network, cloud, security and digital services offerings; market opportunity, including total addressable market estimates; customer demand and adoption trends; and other plans, objectives, expectations and intentions. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict and many of which are beyond our control. These risks and uncertainties include those described in our Securities and Exchange Commission ("SEC") filings, including, among others, changes in customer demand; competitive pressures; technological developments; cybersecurity incidents; the success of our strategic initiatives and product offerings; our ability to realize anticipated benefits, synergies and opportunities from acquisitions, including Alkira; integration risks; economic, regulatory and market conditions; capital market conditions; and those set forth in the Risk Factors section and under the heading "Special Note Regarding Forward-Looking Statements" in our Annual Report on Form 10-K filed with the SEC on February 20, 2026 and our subsequent Quarterly Reports on Form 10-Q filed with the SEC, and in our other filings with the SEC. Additional factors or risks that we currently deem immaterial, that are not presently known to us, or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned not to unduly rely upon our forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. Furthermore, any information about our intentions contained in any of our forward-looking statements reflects our intentions as of the date of such forward-looking statement, and is based upon, among other things, our assessment of regulatory, technological, industry, competitive, economic, or market conditions as of such date. We may change our intentions, strategies or plans (including our capital allocation plans) at any time and without notice, based upon any changes in such factors or otherwise, and we undertake no obligation to make any public announcement of such changed intentions, except to the extent required by applicable law.

© 2026 Lumen Technologies. All Rights Reserved. 2 This presentation includes certain historical and forward-looking non-GAAP financial measures, including but not limited to adjusted EBITDA, as well as adjusted EBITDA, adjusted EBITDA margin, free cash flow and capital expenditures excluding the effects of special items. In addition to providing key metrics for management to evaluate the company’s performance, we believe these measurements assist investors in their understanding of period-to-period operating performance and in identifying historical and prospective trends. Non-GAAP financial measures are not presented to be replacements or alternatives to the measures prepared in accordance with accounting principles generally accepted in the United States (GAAP), and investors are urged to consider these non-GAAP financial measures in addition to, and not in substitution for, or superior to, financial measures prepared in accordance with GAAP. Lumen may calculate its non-GAAP financial measures differently from similarly titled measures presented by other companies. Reconciliations of non-GAAP financial measures to the most comparable GAAP measures are included in the financial schedules to the Company’s accompanying earnings release. Reconciliations of information and additional non-GAAP historical financial measures that may be discussed during the call, along with further descriptions of non-GAAP financial measures, will be available in the Investor Relations portion of the company’s website at http://ir.lumen.com. Non-GAAP Financial Measures

© 2026 Lumen Technologies. All Rights Reserved. 3 KATE JOHNSON CEO

© 2026 Lumen Technologies. All Rights Reserved. 4 Winning Recognition, Earning Trust U.S. News & World Report as a 2026–2027 “Best Company to Work For – South” Lumen Named the “Company to Beat” in Enterprise Networking - Gartner named to TIME’s “America’s Best Companies 2026” Communications media and entertainment industry award 2026 company of the year (North American Dedicated Internet Access) 2026 North American Broadcast Video Managed Services Source: Gartner, AI Vendor Race: Lumen Is the Company to Beat in Enterprise WAN and Connectivity Services for AI, Kameron Chao, Susan Welsh de Grimaldo, Karen Brown, 25 June 2026. "Gartner does not endorse any company, vendor, product or service depicted in its publications, and does not advise technology users to select only those vendors with the highest ratings or other designation. Gartner publications consist of the opinions of Gartner’s business and technology insights organization and should not be construed as statements of fact. Gartner disclaims all warranties, expressed or implied, with respect to this publication, including any warranties of merchantability or fitness for a particular purpose."

© 2026 Lumen Technologies. All Rights Reserved. 5 Announcing The Close of Alkira

# Lumen + Alkira: The Programmable Network, Realized

## From network sprawl to a simple, secure, multi-cloud fabric

BEFORE: Network sprawl
**Complex. Costly. Hard to secure.**



Branches
Data Centers
Clouds
Users
Security
Network Services
Cloud Providers
Colos and Partners

Slow to change
Higher cost
Higher risk

AFTER: Alkira + Lumen
**Simple. Secure. Built for scale.**



Branches
Data Centers
Clouds
Users
ALKIRA
Digital Services Platform
Security
Network Services
Policy
Observability
Automation
Multi-Cloud Gateway Underlay
Lumen private IP connectivity fabric
Branches
Colocation
Cloud Providers
Partners

Faster to connect
Lower cost
Lower risk

© 2026 Lumen Technologies. All Rights Reserved.

LUMEN

# The Alkira Advantage – by the Numbers

**KOCH** reduced global network operational costs by **40%**[2]

**S&P Global** delivered new region from ground up in **<2 days** vs. typical >2months[3]

**Michaels** connected **1,400** stores in 3 weeks[4]

***"The uniqueness is basically the combination of the physical underlay with that programmable cloud controlling layer."***

**– C-LEVEL, IT & TECH, PROSPECT**

***"Strategically, for me, [it's] stronger. It answers the fundamental question, why Lumen instead of AT&T, Verizon, Cisco."***

**– VP, TECHNOLOGY & AI, PROSPECT**

## Alkira Real Economic Value Report[1]

- **73%** decrease in number of firewalls
- **93%** decrease in time needed to add a new security service
- **44%** decrease in number of devices for cloud connection
- **96%** decrease in time required to add a new cloud
- **84%** decrease in staff hours to manage cloud networks
- **91%** decrease in time required to add a new extranet partner
- **93%** decrease in time needed to connect a new data center

[1] Source: Nemertes, "Alkira Real Economic Value Report," October 2024 (DN11954). Study-wide average across all participants, not specific to the customers pictured to the left
[2] Source: Matt Hoag, CTO, Koch Business Solutions – Alkira case study, "Koch Industries Deploys Alkira For Their Cloud Networking Journey."
[3] Source: Guruprasad Ramamoorthy and team, S&P Global – Alkira case study, "Network Infrastructure On-Demand: S&P Global's Transformation with Alkira."
[4] Source: Wei Dong (VP & CISO), Michaels – Futuriom Leadership Brief, "How Michaels Networked 1,400 Stores in Three Weeks."

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© 2026 Lumen Technologies. All Rights Reserved.
LUMEN

# The Lumen Programmable Network

Designed to be ubiquitous, universal, on-demand, intelligent, and secure

## Cloud & carrier agnostic

## A single control plane

## Private-network performance



aws
salesforce
SAP
ANTHROP\C
splunk>
f5
paloalto
aruba
SaaS providers and neoclouds[1]
Lumen Connectivity Fabric
Lumen Multi-Cloud Gateway
Lumen Connect
On-demand networking and cloud/multi-cloud services
Software-based policy control, automation, and orchestration
Off-net enterprises, data centers, and international
Lumen Fabric Port
Enterprises
Data centers
Metro connectivity
RapidRoutes
Lumen Connectivity Fabric
Off-net

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© 2026 Lumen Technologies. All Rights Reserved.

[1] Illustrative cloud connections

LUMEN

© 2026 Lumen Technologies. All Rights Reserved. 9 NaaS Customers Services Sold Fabric Ports 2Q26 Adoption Rate (Q/Q) +22% +29% +34% Number of customers that purchase and use one or more ports in quarter Number of fabric ports deployed by customers to support multi- cloud networking Number of services sold across all fabric ports Lumen NaaS Adoption Remains Strong

# The Lumen Platform

### Connected Ecosystem

Clouds | Carriers | Tech Marketplaces | SaaS providers | Customers

### Programmable Network

Control Plane: North/South - East/West | On Demand | On-net/Off-net | Direct Cloud On-Ramps | Multi-Cloud Gateway

Lumen Connect | 1st Party Marketplace | Alkira

### Physical Infrastructure

RapidRoutes | Metro Expansion & Enhancements | Data Center Interconnect | 58M Intercity Fiber Miles[1] ~19M Metro Fiber Miles[2]

[1] Projected YE 2031
[2] As of June 30, 2026

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© 2026 Lumen Technologies. All Rights Reserved.
LUMEN

© 2026 Lumen Technologies. All Rights Reserved. 11 CHRIS STANSBURY PRESIDENT & CFO

© 2026 Lumen Technologies. All Rights Reserved. 12 Operational and Financial Accomplishments in 2Q’26 End of sale for enterprise voice offerings; enhanced focus on higher-return digital products Solid financial results; EBITDA, revenue, and FCF all in-line with expectations Closed the Alkira acquisition; enabling smarter connectivity Reduced SEC filers from 3 to 1; executing another Modernization & Simplification milestone

© 2026 Lumen Technologies. All Rights Reserved. 13 ($ in millions) 2Q’26 Y/Y% Change Q/Q% Change Large Enterprise $794 3.7% 2.1% Mid-Market Enterprise $435 (8.0%) (0.9%) Public Sector $490 1.4% (3.2%) N.A. Enterprise $1,719 (0.2%) (0.2%) Wholesale $653 (5.1%) 0.8% N.A. Total Business $2,372 (1.6%) 0.0% International & Other $72 (10.0%) (1.4%) Total Business $2,444 (1.8%) 0.0% Total Mass Markets $361 (40.0%) (20.7%) Total Revenue $2,805 (9.3%) (3.2%) 2Q’26 Total Reported Revenue ($ in millions) 2Q’26 Y/Y% Change Q/Q% Change % Total Digital $39 - - - PCF $91 - - - Other Strategic $1,159 - - - Strategic $1,289 14.1% 3.5% 53% Legacy $1,155 (15.1%) (3.6%) 47% Total Business $2,444 (1.8%) 0.0% 100%

© 2026 Lumen Technologies. All Rights Reserved. 14 Total Business Revenue: Strategic vs. Legacy Total business revenue on glidepath to inflection driven by continued strategic revenue expansion Total Business Revenue: Strategic vs. Legacy $1,155 $1,289 40% 41% 42% 44% 45% 45% 48% 49% 51% 53% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Legacy Strategic Strategic as % of Total

© 2026 Lumen Technologies. All Rights Reserved. 15 2Q’26 Adjusted EBITDA* excluding special items ($ in millions) 2Q’26 Y/Y% Change Total Revenue $2,805 (9.3%) Adjusted EBITDA* $802 (8.6%) Adjusted EBITDA* Margin 28.6% 20 bps Adjusted EBITDA* $598 2Q’26 Special Items: (+) Net (gain) loss on sale of businesses $31 (+) Transaction and separation costs(1) $48 (+) Modernization and simplification(2) $116 (+) Other $9 Adjusted EBITDA* excl. Special Items $802 (1) Primarily reflects transaction and separation costs associated with (i) the Q1 2026 sale of our Mass Markets fiber-to-the-home business to AT&T and (ii) additional transaction and separation costs associated with supporting transition and separation services of our previous divestitures. (2) Includes costs incurred related to network infrastructure, product portfolio, IT systems, and workforce modernization designed to deliver $1 billion annualized in cost savings on a run-rate basis exiting 2027. *For definitions of non-GAAP financial measures and reconciliations to GAAP figures, see Lumen’s Investor Relations website. ($ in millions)

© 2026 Lumen Technologies. All Rights Reserved. 16 Consolidated Cash Flow Summary ($ in millions) 2Q’26 Cash Flow from Operations $971 Capital Expenditures(1) $780 Free Cash Flow(1) $327 Net Cash Interest $88 Key Metrics 1) Excluding Special Items impacting Capital Expenditures and Cash Flows. For definitions of non-GAAP financial measures and reconciliations to GAAP figures, see Lumen’s Investor Relations website.

© 2026 Lumen Technologies. All Rights Reserved. 17 2026 Financial Outlook Metric(1)(2)(3)(4) Outlook Adjusted EBITDA $3.1 to $3.3 billion Free Cash Flow $1.9 to $2.1 billion Net Cash Interest $650 million to $750 million Capital Expenditures $3.2 to $3.4 billion Cash Income Taxes (refund) ($350) to ($450) million (1) For definitions of non-GAAP financial measures and certain reconciliations to GAAP figures, see Lumen’s Investor Relations website. (2) Outlook measures in this presentation and the accompanying schedules (i) exclude the effects of Special Items or future changes in our operating or capital allocation plans, unforeseen changes in regulation, laws or litigation, and other unforeseen events or circumstances impacting our financial performance and (ii) speak only as of August 4, 2026. See “Forward Looking Statements” at the beginning of this presentation. (3) Reflects a $400 million refund from recent tax legislation. Excludes the taxes related to the Mass Markets FTTH divestiture. (4) Free Cash Flow guidance for 2026 includes $729 million of proceeds from the Mass Markets Fiber-to-the-Home divestiture classified as cash flow from operations. Free Cash Flow for the first quarter of 2026 as reported includes this $729 million. The cash proceeds from the divestiture were primarily used to pay down debt in the first quarter of 2026.

© 2025 Lumen Technologies. All Rights Reserved. 18